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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this registration statement of Orchid BioSciences, Inc. on Form S-1 of our report dated February 19, 1999, on the 1998 financial statements of GeneScreen, Inc. and subsidiaries included herein and to the reference to us under the heading "Experts" in the prospectus.

                                          /s/ Deloitte & Touche LLP
                                          _____________________________________
                                             Deloitte & Touche LLP

Dallas, Texas
September 20, 2000